EXHIBIT 10.1

                        CAPITAL STOCK PURCHASE AGREEMENT

This Agreement, dated as of October 15, 2002, is by and between Clinton J. Sallee and Frederick Manlunas (collectively, the "Shareholder") and Frank Erhartic, Jr. and Julie Erhartic or their assigns (collectively, the "Buyer"). (The Shareholder and the Buyer may be referred to collectively as the "Parties").

1.       THE ACQUISITION

1.1. SALE OF THE SHARES. At the Closing to be held as provided in Section 2, the Shareholder shall sell 4,000,000 shares (the "Shares") of common stock of Sitestar Corporation (the "Company") to Buyer and Buyer shall purchase the Shares from the Shareholder, free and clear of all Encumbrances other than restrictions imposed by federal and state securities laws for the sum of $100,000 (the "Purchase Price").

1.2. PAYMENT OF PURCHASE PRICE. At the Closing, Buyer shall pay the Purchase Price to Seller in cash, check or by wire transfer to the designated account of the Shareholder.

2.       THE CLOSING.

2.1. PLACE AND TIME. The closing of the sale of the Shares shall take place at Oswald & Yap, 16148 Sand Canyon Avenue, Irvine, California 92679 no later than 5 P.M. (California time) on or before October 15, 2002 or at such other place, date and time as the Parties mutually agree (the "Closing").

2.2. DELIVERIES BY THE SHAREHOLDER. At the Closing, the Shareholder shall deliver the following to Buyer:

a. Certificates representing the Shares, duly endorsed for transfer to Buyer and accompanied by appropriate stock powers, with all necessary transfer tax and other revenue stamps, acquired at Shareholder's expense. Shareholder agrees to cure any deficiencies with respect to the endorsement of the certificates representing the Shares owned by Shareholder or with respect to the stock power accompanying such certificates.

b. Resignations as contemplated by Section 3.4.

c. As contemplated by Section 3.5, Shareholder's written request to the landlord of the premises located in Sherman Oaks, California (the "Premises") for the landlord's consent to assumption of the Premises lease by Shareholders. The landlord's written consent to the assumption of the Premises lease shall be provided to Buyer as soon as received by Shareholder from Landlord, which date of receipt may be after the Closing.

d. All other documents, instruments and writings required by this Agreement to be delivered by the Shareholder at the Closing, all of the Company's original books of account and record, and any other documents or records relating to the Company's business reasonably requested by Buyer in connection with this Agreement.

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2.3. DELIVERIES BY BUYER.  At the Closing, Buyer shall deliver the following to the Shareholder:

a.   The Purchase Price as set forth in Section 1.2.

b. All other documents, instruments and writings required by this Agreement to be delivered by Buyer at the Closing.

3. CONDITIONS TO BUYER'S OBLIGATIONS. The obligations of Buyer to effect the Closing shall be subject to the satisfaction at or prior to the Closing of the following conditions, any one or more of which may be waived by the Buyer:

3.1. NO INJUNCTION. There shall not be in effect any injunction, order or decree of a court of competent jurisdiction that prevents the consummation of the transactions contemplated by this Agreement, that prohibits Buyer's acquisition of the Shares or that will require any divestiture as a result of Buyer's acquisition of the Shares or that will require all or any part of the business of the Company to be held separate and no litigation or proceedings seeking the issuance of such an injunction, order or decree or seeking to impose substantial penalties on the Company or Buyer if this Agreement is consummated shall be pending.

3.2. REPRESENTATIONS, WARRANTIES AND AGREEMENTS. The representations and warranties set forth in this Agreement shall be true and complete in all material respects as of the Closing Date as though made at such time, and the Shareholder shall have performed and complied in all material respects with the agreements contained in this Agreement required to be performed and complied by them at or prior to the Closing.

3.3. REGULATORY APPROVALS. All licenses, authorizations, consents, orders and regulatory approvals of Governmental Bodies necessary for the consummation of Buyer's acquisition of the Shares shall have been obtained and shall be in full force and effect.

3.4. RESIGNATION OF OFFICERS AND DIRECTORS. Effective on the Closing Date, all officers and directors shall have resigned as officers, directors and employees of the Company and they shall, subject to compliance with Rule 14f-1 of the Exchange Act, have appointed the designees of Buyer as officers and directors of the Company. Buyer understands that such appointment shall require a filing and distribution of a notice to the Company's shareholders in accordance with Rule 14f-1 of the Exchange Act.

3.5. LEASE. Effective as of the Closing Date, the Shareholder shall assume responsibility for the Company's Premises lease and all ancillary items related to that lease. In the event that Seller does not obtain the written consent of the landlord for the assumption of such lease, Seller agrees to reimburse Company for all payments made by Company on such lease after the Closing Date.

3.6. AUTHORIZATION. On or before the Closing Date, the Company must have taken all actions necessary to authorize the transactions contemplated by this Agreement.


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4. CONDITIONS TO THE SHAREHOLDER'S OBLIGATIONS. The obligations of the
Shareholder to effect the Closing shall be subject to the satisfaction at or prior to the Closing of the following conditions, any one or more of which may be waived by the Shareholder:

4.1. NO INJUNCTION. There shall not be in effect any injunction, order or decree of a court of competent jurisdiction that prevents the consummation of the transactions contemplated by this Agreement, that prohibits Buyer's acquisition of the Shares or that will require all or any part of the business of the Company or Buyer to be held separate and no litigation or proceedings seeking the issuance of such an injunction, order or decree or seeking to impose substantial penalties on the Company or Buyer if this Agreement is consummated shall be pending.

4.2. REPRESENTATION, WARRANTIES AND AGREEMENTS. The representations and warranties of Buyer set forth in this Agreement shall be true and complete in all material respects as of the Closing Date as though made at such time, and Buyer shall have performed and complied in all material respects with the agreements contained in the Agreement required to be performed and complied with by it at or prior to Closing.

4.3. REGULATORY APPROVALS. All licenses, authorizations, consents, orders and regulatory approvals of Governmental Bodies necessary for the consummation of Buyer's acquisition of the Shares shall have been obtained and shall be in full force and effect.

4.4. CONSULTING AGREEMENT. On or before the Closing Date, the Company shall enter into a consulting agreement with Clinton J. Sallee in substantially the form set forth in Exhibit 4.4 hereto. Both parties intend for Clinton J. Sallee to provide advisory services to the Company on an ongoing basis, in matters including, but not limited to, investor relations, business development and various corporate and strategic initiatives.

5. REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDER. The Shareholder represents and warrants to Buyer that:

5.1. AUTHORIZATION. The Shareholder is authorized to enter into the transaction contemplated by this Agreement. This Agreement constitutes a valid and binding obligation of the Shareholder.

5.2. OWNERSHIP OF SHARES. The delivery of certificates to Buyer provided in
Section 2.2 will result in Buyer's immediate acquisition of record and beneficial ownership of the Shares, free and clear of all Encumbrances subject to applicable state and federal securities laws.

5.3. CONSENTS AND APPROVALS OF GOVERNMENTAL AUTHORITIES. Except with respect to applicable state and federal securities laws, no consent, approval or authorization of, or declaration, filing or registration with, any Governmental Body is required to be made or obtained by the Shareholder in connection with the execution, delivery and performance of this Agreement by the Shareholder or the consummation of the sale of the Shares to Buyer.


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

5.4. CAPITALIZATION. In the Shareholder's capacity as officer and director of the Company, the Shareholder represents that the authorized capital stock of the Company consists of 310,000,000 authorized shares of stock, par value $.001, of which 300,000,000 are common shares and 10,000,000 are preferred shares, of which 98,624,892 common shares and no preferred shares are presently issued and outstanding. As of the Closing Date, there will not be outstanding any warrants, options or other agreements on the part of the Company obligating the Company to issue any additional shares of Equity Securities or any of its securities of any kind.

5.5. FINANCIAL STATEMENTS. In the Shareholder's capacity as officer and director of the Company, the Shareholder represents that the Financial Statements of the Company on file with the SEC (the "Company's Financial Statements") are accurate and complete in accordance with generally accepted accounting principles, consistently applied. Except and to the extent reflected or reserved in the most recent balance sheet included in the Company's Financial Statements, the Company has no liability or obligation (whether accrued, to become due, contingent or otherwise).

5.6. LITIGATION. In the Shareholder's capacity as officer and director of the Company, the Shareholder represents that there is no action, suit, inquiry, proceeding or investigation by or before any court or Governmental Body pending or threatened in writing against or involving the Company which is likely to have a material adverse effect on the business or financial condition of the Company. The Company is not subject to any judgment, order or decree that is likely to have a material adverse effect on the business or financial condition of the Company.

5.7. SUBSIDIARIES. In the Shareholder's capacity as officer and director of the Company, the Shareholder represents that the Company has the following subsidiaries: Sitestar.net, a Virginia corporation; Sitestar Applied Technologies, a Nevada corporation; Lynchburg.net, a Virginia corporation; Computers By Design, a Virginia corporation; FRE Enterprises, Inc., a Virginia corporation, and Advanced Internet Services, Inc., a North Carolina corporation.

5.8. DISCLOSURE. In the Shareholder's capacity as officer and director of the Company, the Shareholder represents that neither this Agreement, nor any certificate, exhibit, or other written document or statement, furnished to the Buyer by the Shareholder in connection with the transactions contemplated by this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to be stated in order to make the statements contained herein or therein not misleading.

5.9. ABSENCE OF CERTAIN CHANGES. In the Shareholder's capacity as officer and director of the Company, the Shareholder represents that since the date of the last Company's Financial Statements, the Company has not:

a. suffered the damage or destruction of any of its properties or assets (whether or not covered by insurance), which is materially adverse to the business or financial condition of the Company or made any disposition of any of its properties or assets other than in the ordinary course of business;

b. made any change or amendment in its certificate of incorporation or bylaws, or other governing instruments;

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c. issued or sold any Equity Securities or other securities, acquired, directly or indirectly, by redemption or otherwise, any such Equity Securities, reclassified, split-up or otherwise changed any such Equity Security, or granted or entered into any options, warrants, calls or commitments of any kind with respect thereto;

d. organized any new Subsidiary or acquired any Equity Securities of any Person or any equity or ownership interest in any business;

e. borrowed any funds or incurred, or assumed or become subject to, whether directly or by way of guarantee or otherwise, any obligation or liability with respect to any such indebtedness for borrowed money;

f. paid, discharged or satisfied any material claim, liability or obligation (absolute, accrued, contingent or otherwise), other than in ordinary course of business;

g. prepaid any material obligation having a maturity of more than 90 days from the date such obligation was issued or incurred;

h. cancelled any material debts or waived any material claims or rights, except in the ordinary course of business;

i. disposed or permitted to lapse any rights to the use of any material patent or registered trademark or copyright or other intellectual property owned or used by it;

j. granted any general increase in the compensation of officers or employees (including any such increase pursuant to any employee benefit plan);

k. purchased or entered into any contract or commitment to purchase any material quantity of raw materials or supplies, or sold or entered any contract or commitment to sell any material quantity or property of assets, except (i) normal contracts or commitments for the purchase of, and normal purchases of, raw materials or supplies, made in the ordinary course of business, (ii) normal contracts or commitments for the sale of, and normal sale of, inventory in the ordinary course of business, and (iii) other contracts, commitments, purchases or sales in the ordinary course of business;

l. made any capital expenditures or additions to property, plant or equipment or acquired any other property assets (other than raw materials and supplies) at a cost in excess of $10,000 in aggregate;

m. entered into any collective bargaining or union contract or agreement; or

n. other than the ordinary course of business, incurred any liability required by generally accepted accounting principles to be reflected on a balance sheet and material to the business or financial condition of the Company.

5.10. NO MATERIAL ADVERSE CHANGE. In the Shareholder's capacity as officer and director of the Company, the Shareholder represents that since the Balance Sheet Date, there has not been any material adverse change in the business or financial condition of the Company.

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5.11. BROKERS OR FINDERS. The Shareholder has not employed any broker or finder or incurred any liability for any brokerage or finder's fees or commissions or similar payments in connection with the sale of the Shares to Buyer.

5.12. SECURITIES MATTERS. The Shares have not been registered under the Act, or any state Act in reliance on exemptions therefrom.

6. REPRESENTATIONS AND WARRANTIES OF BUYER. Buyer represents and warrants to the Shareholder that:

6.1. AUTHORIZATION. This Agreement constitutes a valid and binding obligation of Buyer, enforceable against it in accordance with its terms.

6.2. CONSENTS AND APPROVALS OF GOVERNMENTAL AUTHORITIES. No consent, approval or authorization of, or declaration, filing or registration with, any Governmental Body is required to be made or obtained by Buyer in connection with the execution, delivery and performance of this Agreement by Buyer or the consummation of the sale of the Shares to Buyer.

6.3. OTHER CONSENTS. No consent of any Person is required to be obtained by Buyer to the execution, delivery and performance of this Agreement or the consummation of the sale of the Shares to Buyer.

6.4. BROKERS OR FINDERS. Buyer has not employed any broker or finder or incurred any liability for any brokerage or finder's fees or commissions or similar payments in connection with the sale of the Shares to Buyer.

6.5. SECURITIES MATTERS. The Buyer hereby represents, warrants and covenants to the Shareholder, as follows:

a. The Buyer understands that the Shares have not been registered under the Act, or any state Act in reliance on exemptions therefrom.

b. The Shares are being acquired solely for the Buyer's own account, for investment and are not being acquired with a view to or for the resale, distribution, subdivision or fractionalization thereof, the Buyer has no present plans to enter into any such contract, undertaking, agreement or arrangement and the Buyer further understands that the Shares, may only be resold pursuant to a registration statement under the Act, or pursuant to some other available exemption.

c. The Buyer is an "accredited investor" as that term is defined in Regulation D of the Act and has sufficient knowledge and experience in financial and business matters to be capable of evaluating the merits and the risks of its investment in the Shares and is able to bear the economic risk of its investment in the Shares.

d. The Buyer acknowledges, in connection with the purchase of the Shares, that no representation has been made by representatives of the Company regarding its business, assets or prospects other than that set forth herein and that it is relying upon the information set forth in the filings made by the Company pursuant to Section 13 of the Exchange Act and such other representations and warranties as set forth in this Agreement.

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7.   FILINGS WITH GOVERNMENTAL AUTHORITIES. The Shareholder and Buyer shall (a)
file with applicable regulatory authorities any applications and related documents required to be filed by them in order to consummate the contemplated transaction and (b) cooperate with each other as they may reasonably request in connection with the foregoing.

8.   INDEMNIFICATION.

8.1. SHAREHOLDER. Shareholder, jointly and severally, shall indemnify, defend and hold harmless Buyer from and against any and all demands, claims, actions or causes of action, judgments, assessments, losses, liabilities, damages or penalties and reasonable attorneys' fees and related disbursements (collectively, "Claims") incurred by Buyer which arise out of or result from a misrepresentation, breach of warranty, or breach of any covenant or agreement of Shareholder contained herein or in the Schedules annexed hereto or in any deed, exhibit, closing certificate, schedule or any ancillary certificates or other documents or instruments furnished by Shareholder pursuant hereto or in connection with the transactions contemplated hereby or thereby, including any contingent liabilities of the Company occurring prior to the Closing that have not been previously disclosed in SEC filings.

8.2. BUYER. Buyer, jointly and severally, shall indemnify, defend and hold harmless Shareholder from and against any and all Claims, as defined at subsection 8.1 above, incurred by Shareholder which arise out of or result from a misrepresentation, breach of warranty or breach of any covenant of Buyer contained herein or in the Schedules annexed hereto or in any deed, exhibit, closing certificate, schedule or any ancillary certificates or other documents or instruments furnished by Buyer pursuant hereto or in connection with the transactions contemplated hereby or thereby.

8.3. METHODS OF ASSERTING CLAIMS FOR INDEMNIFICATION. All claims for indemnification under this Agreement shall be asserted as follows:

A. THIRD PARTY CLAIMS. In the event that any Claim for which a party (the "Indemnitee") would be entitled to indemnification under this Agreement is asserted against or sought to be collected from the Indemnitee by a third party the Indemnitee shall promptly notify the other party (the "Indemnitor") of such Claim, specifying the nature thereof, the applicable provision in this Agreement or other instrument under which the Claim arises, and the amount or the estimated amount thereof (the "Claim Notice"). The Indemnitor shall have 30 days (or, if shorter, a period to a date not less than ten days prior to when a responsive pleading or other document is required to be filed but in no event less than 10 days from delivery or mailing of the Claim Notice) (the "Notice Period") to notify the Indemnitee (a) whether or not it disputes the Claim and
(b) if liability hereunder is not disputed, whether or not it desires to defend the Indemnitee. If the Indemnitor elects to defend by appropriate proceedings, such proceedings shall be promptly settled or prosecuted to a final conclusion in such a manner as to avoid any risk of damage to the Indemnitee; and all costs and expenses of such proceedings and the amount of any judgment shall be paid by the Indemnitor.


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                  If the Indemnitee desires to participate in, but not control, any such defense or settlement, it may do so at its sole cost and expense. If the Indemnitor has disputed the Claim, as provided above, and shall not defend such Claim, the Indemnitee shall have the right to control the defense or settlement of such Claim, in its sole discretion, and shall be reimbursed by the Indemnitor for its reasonable costs and expenses of such defense. Neither Indemnitee nor Indemnitor shall be liable for any settlement of any Claim without the prior written consent of the other party.

B. NON-THIRD PARTY CLAIMS. In the event that the Indemnitee should have a Claim for indemnification hereunder which does not involve a Claim being asserted against it or sought to be collected by a third party, the Indemnitee shall promptly send a Claim Notice with respect to such Claim to the Indemnitor. If the Indemnitor does not notify the Indemnitee within the Notice Period that it disputes such Claim, the Indemnitor shall pay the amount thereof to the Indemnitee. If the Indemnitor disputes the amount of such Claim, the controversy in question shall be submitted to arbitration.

9. DEFINITIONS. As used in this Agreement, the following terms have the meanings specified or referred to in this Section 9.

9.1. "ACT" - Securities Act of 1933, as amended.

9.2. "ENCUMBRANCES" - Any security interest, mortgage, lien, charge, adverse claim or restriction of any kind, including, but not limited to, any restriction on the use, voting, transfer, receipt of income or other exercise of any attributes of ownership, other than a restriction on transfer arising under federal or state securities laws.

9.3. "EQUITY SECURITIES" - Any stock or similar security, certificate of interest or participation in any profit sharing agreement, reorganization certificate of subscription, transferable share, voting trust certificate or certificate of deposit for an equity security, limited partnership interest, interest in a joint venture, or certificate of interest in a business trust; or any security convertible, with or without consideration into such a security, or carrying any warrant or right to subscribe to or purchase such a security; or any such warrant or right; or any put, call, straddle, or other option or privilege of buying such a security from or selling such a security to another without being bound to do so.

9.4. "EXCHANGE ACT" - Securities Exchange Act of 1934, as amended.

9.5. "GOVERNMENTAL BODY" - Any domestic or foreign national, state or municipal or other local government or multi-national body (including, but not limited to, the European Economic Community), any subdivision, agency, commission or authority thereof.

9.6. "PERSON" - Any individual, corporation, partnership, joint venture, trust, association, unincorporated organization, other entity, or Governmental Body.

9.7. "SEC" - The United States Securities and Exchange Commission.


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9.8. "SUBSIDIARY" - With respect to any Person, any corporation of which securities having the power to elect a majority of that corporation's Board of Directors (other than securities having that power only upon the happening of a contingency that has not occurred) are held by such Person or one or more of its Subsidiaries.

10.  NOTICES.

Any notice, request, instruction, or other document required by the terms of this Agreement, or deemed by any of the Parties hereto to be desirable, to be given to any other party hereto shall be in writing and shall be given by personal delivery, overnight delivery, or mailed by registered or certified mail, postage prepaid, with return receipt requested, to the addresses of the Parties as follows:

                  To "Shareholder":    Clinton J. Sallee
                                       15303 Ventura Blvd., Suite 1510
                                       Sherman Oaks, California 91403

                                       Frederick Manlunas
                                       15303 Ventura Blvd., Suite 1510
                                       Sherman Oaks, California 91403

                  To "Buyer":          Frank Erhartic, Jr. and Julie Erhartic



                  With Copy To:        Oswald & Yap
                                       16148 Sand Canyon Avenue
                                       Irvine, CA  92618
                                       Fax: (949) 788-8980
                                       Attn: Lynne Bolduc, Esq.

The persons and addresses set forth above may be changed from time to time by a notice sent as aforesaid. If notice is given by personal delivery or overnight delivery in accordance with the provisions of this Section, said notice shall be conclusively deemed given at the time of such delivery provided a receipt is obtained from the recipient. If notice is given by mail in accordance with the provisions of this Section, such notice shall be conclusively deemed given upon receipt and delivery or refusal.

11.   MISCELLANEOUS.

11.1. EXPENSES. Each party shall bear its own expenses incident to the preparation, negotiation, execution and delivery of this Agreement and the performance of its obligations hereunder.

11.2. CAPTIONS. The captions in this Agreement are for convenience of reference only and shall not be given any effect in the interpretation of this Agreement.

11.3. NO WAIVER. The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term of any other term of this Agreement. Any waiver must be in writing.

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11.4. EXCLUSIVE AGREEMENT; AMENDMENT. This Agreement supersedes all prior agreements among the parties with respect to its subject matter with respect thereto and cannot be changed or terminated orally.

11.5. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be considered an original, but all of which together shall constitute the same instrument.

11.6. GOVERNING LAW, VENUE. This Agreement and (unless otherwise provided) all amendments hereof and waivers and consents hereunder shall be governed by the internal law of the State of California, without regard to the conflicts of law principles thereof. Venue for any cause of action brought to enforce any part of this Agreement shall be in the state or federal court closest to Orange County, California.

11.7. BINDING EFFECT. This Agreement shall inure to the benefit of and be binding upon the Parties hereto and their respective successors and assigns.

11.8. PUBLICITY. Except as otherwise required by law, none of the Parties hereto shall issue any press release or make any other public statement, in each case relating to, connected with or arising out of this Agreement or the matters contained herein, without obtaining the prior approval of the other to the contents and the manner of presentation and publication thereof.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed and entered into as of the date first above written.

SHAREHOLDER



/S/ CLINTON J. SALLEE
---------------------
Clinton J. Sallee, an individual



/S/ FREDERICK MANLUNAS
----------------------
Frederick Manlunas, an individual

BUYER



/S/ FRANK ERHARTIC, JR.
-----------------------
Frank Erhartic, Jr., an individual



/S/ JULIE ERHARTIC
-----------------------
Julie Erhartic, an individual



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                                   EXHIBIT 4.4

                              CONSULTING AGREEMENT

         This Consulting Agreement (this "Agreement") is made and entered into as of October 15, 2002, by and between Sitestar Corporation, a Nevada corporation (hereinafter referred to as the "Company") and Clinton J. Sallee, an individual (hereinafter referred to as the "Consultant") (collectively, the "Parties").

                                    RECITALS

         WHEREAS, Consultant has certain management consulting experience pertaining to corporate structure, marketing, strategic alliances, and other matters relating to the management and growth of companies; and

         WHEREAS, the Company wishes to engage the services of the Consultant to assist the Company in managing its business operations, investor relations and growth.

         NOW, THEREFORE, in consideration of the mutual promises herein contained, the Parties hereto hereby agree as follows:

1.     CONSULTING SERVICES

       Attached hereto as Exhibit A and incorporated herein by this reference is a description of the services to be provided by the Consultant hereunder (the "Consulting Services"). Consultant hereby agrees to utilize its best efforts in performing the Consulting Services, however, Consultant makes no warranties, representations, or guarantees regarding any corporate strategies attempted by the Company or the eventual effectiveness of the Consulting Services.

2.     TERM OF AGREEMENT

       This Agreement shall be in full force and effect commencing thirty (30) days from the date hereof. This Agreement has a term of one (1) year beginning thirty (30) days from the date hereof. This Agreement shall be renewed automatically for succeeding terms of one year each unless either party gives notice to the other at least thirty (30) days prior to the expiration of any term of their intention not to renew this Agreement. Either party hereto shall have the right to terminate this Agreement without notice in the event of the death, bankruptcy, insolvency, or assignment for the benefit of creditors of the other party. Consultant shall have the right to terminate this Agreement if Company fails to comply with the terms of this Agreement, including without limitation its responsibilities for fees as set forth in this Agreement, and such failure continues unremedied for a period of thirty (30) days after written notice to the Company by Consultant. The Company shall have the right to terminate this Agreement upon delivery to Consultant of notice setting forth with specificity facts comprising a material breach of this Agreement by Consultant. Consultant shall have 30 days to remedy such breach.


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3.     TIME DEVOTED BY CONSULTANT

       It is anticipated that the Consultant shall spend a maximum of fifteen
(15) hours per week in order to perform the obligations of Consultant hereunder. The Company understands that this amount of time may vary and that the Consultant may perform Consulting Services for other companies.

4.     PLACE WHERE SERVICES WILL BE PERFORMED

       The Consultant will perform most services in accordance with this Agreement at Consultant's offices. In addition, the Consultant will perform services on the telephone and at such other place(s) as necessary to perform these services in accordance with this Agreement.

5.     COMPENSATION TO CONSULTANT

       The Consultant's compensation for the Consulting Services shall be as set forth in Exhibit B attached hereto and incorporated herein by this reference.

6.     INDEPENDENT CONTRACTOR

       Both Company and the Consultant agree that the Consultant will act as an independent contractor in the performance of his duties under this Agreement. Nothing contained in this Agreement shall be construed to imply that Consultant, or any employee, agent or other authorized representative of Consultant, is a partner, joint venturer, agent, officer or employee of Company. Consultant hereby acknowledges that Consultant will be responsible to pay his own income taxes for any compensation received from the Company and will receive a copy of the Form 1099 that the Company filed with the IRS reporting that compensation.

7.     CONFIDENTIAL INFORMATION

       The Consultant and the Company acknowledge that each will have access to proprietary information regarding the business operations of the other and agree to keep all such information secret and confidential and not to use or disclose any such information to any individual or organization without the non-disclosing Parties prior written consent. It is hereby agreed that from time to time Consultant and the Company may designate certain disclosed information as confidential for purposes of this Agreement.

8.     INDEMNIFICATION

       Each Party (the "Indemnifying Party") agrees to indemnify, defend, and hold harmless the other Party (the "Indemnified Party") from and against any and all claims, damages, and liabilities, including any and all expense and costs, legal or otherwise, caused by the negligent act or omission of the Indemnifying Party, its subcontractors, agents, or employees, incurred by the Indemnified Party in the investigation and defense of any claim, demand, or action arising out of the work performed under this Agreement; including breach of the Indemnifying Party of this Agreement. The Indemnifying Party shall not be liable for any claims, damages, or liabilities caused by the sole negligence of the Indemnified Party, its subcontractors, agents, or employees.


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       The Indemnified Party shall notify promptly the Indemnifying Party of the existence of any claim, demand, or other matter to which the Indemnifying Party's indemnification obligations would apply, and shall give them a reasonable opportunity to settle or defend the same at their own expense and with counsel of their own selection, provided that the Indemnified Party shall at all times also have the right to fully participate in the defense. If the Indemnifying Party, within a reasonable time after this notice, fails to take appropriate steps to settle or defend the claim, demand, or the matter, the Indemnified Party shall, upon written notice, have the right, but not the obligation, to undertake such settlement or defense and to compromise or settle the claim, demand, or other matter on behalf, for the account, and at the risk, of the Indemnifying Party.

       The rights and obligations of the Parties under this section shall be binding upon and inure to the benefit of any successors, assigns, and heirs of the Parties.

9.     COVENANTS OF CONSULTANT

       Consultant covenants and agrees with the Company that, in performing Consulting Services under this Agreement, Consultant will:

          (a)  Comply with all federal and state securities and corporate laws;

          (b) Not make any representations other than those authorized by the Company; and

          (c) Not publish, circulate or otherwise use any solicitation materials, investor mailings, or updates other than materials provided by or otherwise approved by the Company.

10.    MISCELLANEOUS

       (A) Any controversy arising out of or relating to this Agreement or any modification or extension thereof, including any claim for damages and/or rescission shall be settled by arbitration in Los Angeles County, California in accordance with the Commercial Arbitration Rules of the American Arbitration Association before a panel of three arbitrators. The arbitrators sitting in any such controversy shall have no power to alter or modify any express provisions of this Agreement or to render any award which by its terms effects any such alteration, or modification subject to 10(G). This Section 10 shall survive the termination of this Agreement.

       (B) If either party to this Agreement brings an action on this Agreement, the prevailing party shall be entitled to reasonable expenses therefore, including, but not limited to, attorneys' fees and expenses and court costs.

       (C) This Agreement shall inure to the benefit of the Parties hereto, their administrators and successors in interest. This Agreement shall not be assignable by either party hereto without the prior written consent of the other.

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       (D) This Agreement contains the entire understanding of the Parties and supersedes all prior agreements between them.

       (E) This Agreement shall be constructed and interpreted in accordance with and the governed by the laws of the State of California.

       (F) No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by the Parties. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

       (G) If any provision hereof is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable. This Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom.

       IN WITNESS WHEREOF, the Parties hereto have placed their signatures hereon on the day and year first above written.

SITESTAR CORPORATION,                       CLINTON J. SALLEE
a Nevada corporation



BY:                                         Clinton J. Sallee
ITS:




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                                    EXHIBIT A
                       DESCRIPTION OF CONSULTING SERVICES


       Consultant shall perform the following services pursuant to the terms of this Agreement:

       (1) General management consulting services, including but not limited to:

               (a)  advising and assisting on investor relations;

               (b)  advising and assisting on business development initiatives;
and

               (c)  advising on various corporate management initiatives.

       (2) Consulting on matters of the board of directors of the Company, including but not limited to:

               (a) assisting the board of directors in developing policies and procedures; and

               (c) assisting the board of directors of the Company in mergers, acquisitions, and other business combinations.

       The above services will be further defined and delineated by the Company's board of directors from time to time as necessary.




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                                    EXHIBIT B
                              TERMS OF COMPENSATION

       The Consultant's compensation hereunder shall be as follows:

       1. MONTHLY ADVISORY FEES. A monthly fee of $3,000 shall be paid to the Consultant on the fifth day of each month beginning with the effective date of this Agreement and continuing until this Agreement is terminated as set forth in paragraph 2 hereinabove.

       2. EXPENSES. Consultant shall be reimbursed for all out-of-pocket expenses upon submission of receipts or accounting to the Company, including, but not limited to, all travel expenses, research material and charges, computer charges, long-distance telephone charges, facsimile costs, copy charges, messenger services, mail expenses and such other Company related charges as may occur exclusively in relation to the Company's business as substantiated by documentation. Any expenditure above $100 will require oral or written pre-approval of the Company.

SITESTAR CORPORATION,                       CLINTON J. SALLEE
a Nevada corporation



BY:                                         Clinton J. Sallee
ITS:






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